The Brink’s Company
Third-Quarter 2012 Earnings
Conference Call
 NYSE:BCO
 October 25, 2012

Exhibit 99.2

Forward-Looking Statements
These materials contain forward-looking statements. Actual
results could differ materially from projected or estimated
results. Information regarding factors that could cause such differences is available in today's release and in The Brink’s
Company’s most recent SEC filings.

Information presented and discussed today is representative
as of today only and Brink's assumes no obligation to
update any forward-looking statements. These materials are
copyrighted and may not be used without written permission
from Brink's.

The Brink’s Company
Ed Cunningham
Director - Investor Relations and
Corporate Communications

Highlights of Third-Quarter Non-GAAP Results
• EPS $.50 vs $.60
• Lower profits in Latin America offset improvement in
 Europe and North America
• Segment margin 6.2% vs 7.2%
• Revenue down 2%, 6% organic growth
Note: See reconciliation to GAAP results in Appendix

The Brink’s Company
Tom Schievelbein
Chairman, President and
Chief Executive Officer

Third-Quarter Overview
• Lower profits in Latin America, including:
 • Argentina receivable
 • Venezuela profit decline
• Profit growth in North America and Europe
• Full-year 2012 segment margin outlook 6.7% vs 6.3% in 2011
• Initial 2013 outlook: 7% segment margin rate
Note: See reconciliation to GAAP results in Appendix

Actions
• Reduce operating expenses and continue productivity
 improvements in North America
• Portfolio review in EMEA
• Disciplined capital expenditures
• Strengthen/realign senior leadership

The Brink’s Company
Joe Dziedzic
Vice President and Chief
Financial Officer
Review and Outlook

$996
$979
3Q11
3Q12
$72
$60
3Q11
3Q12
$0.60
$0.50
3Q11
3Q12

3Q12 Non-GAAP Results
($ millions, except EPS)
Segment
Operating Profit
Revenue

Margin	7.2%	6.2%
EPS
Note: See reconciliation to GAAP results in Appendix

Year-to-Date	$2,888	$2,913		$173	$180	$1.34	$1.47
			Margin	6.0%	6.2%

Non-GAAP EPS: 3Q12 Versus 3Q11
Segment
Operating
Profit
Non-Segment
Expense
Interest
Expense,
Net
Non-
Controlling
Interest
Tax Rate
3Q11
3Q12
Note: See reconciliation to GAAP results in Appendix
$(0.06) Fx
$(0.06) Venezuela
$(0.05) Argentina gov’t receivable
$ 0.03 Other

$0.02 Venezuela
$0.02 Other
Amounts may not add due to rounding.

Non-GAAP EPS: 3Q12YTD Versus 3Q11YTD
Segment
Operating
Profit
Non-Segment
Expense
Interest
Expense,
Net
Non-
Controlling
Interest
Tax Rate
3Q11YTD
3Q12YTD
Note: See reconciliation to GAAP results in Appendix
$ (0.15) Fx
$ (0.07) Venezuela
$ (0.05) Argentina gov’t receivable
$  0.36 Primarily Europe & Latin America

$0.03 Venezuela
$0.01 Other
$(0.02) New CEO
Amounts may not add due to rounding.

BRINKS

($ millions)

Revenue
Organic Growth
9%
6%
$996
$979
3Q11
3Q12

$72
$60
3Q11
3Q12

Total Non-GAAP Segment Results and Outlook
3Q12 Results
2012 Outlook
— Margin guidance lowered to 6.7%
— 5% - 8% organic revenue growth
— U.S. actions improve profitability
— Europe operations stable to improving in a
 difficult environment
— Lower profits in Latin America driven by
 Venezuela and currency
— Solid organic revenue growth
— North America & Europe profits improve
— Latin America profits lower, including
 Venezuela
— Year-to-date margin 6.2% versus 6.0%

Margin	7.2%	6.2%
(a)
(a)  See reconciliation to GAAP results in Appendix
Segment
Operating Profit

($ millions)

Revenue

Organic Growth	0%	(4%)

$245
$235
3Q11
3Q12

Segment

$10
$11
3Q11
3Q12

North America Non-GAAP Segment Results and Outlook
3Q12 Results
2012 Outlook
— Revenue down organically
— Margin improvement
— U.S. cost reductions/productivity offset
 price and volume pressure
— First nine months margin 4.5% versus
 3.9%
— Revenue down slightly
— U.S. cost reductions/productivity offset
 price and volume pressure
— Expect margin of 4.5% to 5.0%
(a)  See reconciliation to GAAP results in Appendix

Margin	3.9%	4.5%
(a)
Operating Profit

BRINKS

Organic Growth
13%
9%
$751
$744
3Q11
3Q12

$62
$50
3Q11
3Q12

International Non-GAAP Segment Results and Outlook
3Q12 Results
2012 Outlook
($ millions)
— Revenue Growth
 — Organic growth $67
 — Currency down ($75)
— Profit Growth
 — Organic down ($8)
 — Currency down ($5)
— Profit decline in Latin America due to multiple
 countries, including Venezuela
— Profits up in EMEA on operations
— Mexico on track
— 7% to 8% margin rate
— Unfavorable currency impact
— Strong improvement in Mexico, positioned for
 margin expansion 2013+
— Lower profits in Latin America from Venezuela
 and currency
(a)  See reconciliation to GAAP results in Appendix
(a)

Margin	8.3%	6.7%
Revenue

Segment
Operating Profit

$177
$129
YTD 11
YTD 12

$66
$93
$47
$85
YTD 11
YTD 12

$232
$249
4Q11
3Q12

Non-GAAP Cash Flow, Capital Investment, and Net Debt
15
($ millions)
(a)  See reconciliation to GAAP results in Appendix
Non-GAAP
CFOA
(a)
$132
$159
North
America
International
Capital
Expenditures
and Capital
Leases
Net Debt
(a)

Revenue

$3.9 B
2011
2012
2013

Segment Operating Profit

$247
2011
2012
2013

Capital Deployment
5-8%	Organic
(3-5%)	Currency impact
2012 and 2013 Outlook
($ millions)
— Future pension contributions in cash
— 2012 Capital Expenditures/Leases below
 2011

Margin	6.3%	6.7%	~7%
(a)
(a)  See reconciliation to GAAP results in Appendix
— Strong organic growth in Latin America
— Slow/no growth in North America
— Modest growth in Europe
Revenue 2012 and 2013
— Latin America down on currency and
 Venezuela
— Europe and North America profit growth
2012 Segment Profit

5-8%	Organic
(3-5%)	Currency impact
— Solid margin expansion offset by continued
 decline in Venezuela and potential
 devaluation
2013 Segment Profit

The Brink’s Company
Third-Quarter 2012 Earnings
Conference Call
 NYSE:BCO
 October 25, 2012

Appendix - Non-GAAP Reconciliations

North America	8.3	-	-	2.2	-	10.5
Operating profit	$ 37.1	(2.8)	2.0	13.7	-	50.0
Income from continuing operations	$ 13.5	1.3	1.4	8.6	(0.3)	24.5

Non-GAAP Reconciliations - 3Q12
GAAP
Basis
Gain and Losses
on Acquisitions and
Dispositions (a)
Employee Benefit
Settlement and Severance
Losses (b)
U.S. Retirement
Plans (c)
Adjust
Income Tax
Rate (e)
Non-
GAAP
Basis
Third Quarter 2012
Operating profit:
International
$
        50.8
    (2.9)
     2.0
 -
 -
 49.9
Segment operating profit
       59.1
     (2.9)
     2.0
     2.2
 -
     60.4
Non-segment
      (22.0)
     0.1
 -
       11.5
 -
     (10.4)

Amounts attributable to Brink’s:

Diluted EPS - continuing operations
      0.28
  0.03
 0.03
  0.18
  (0.01)
   0.50
See footnotes on slide 20
Amounts may not add due to rounding.

Non-GAAP Reconciliations - 3Q12YTD
GAAP
Basis
Gain and Losses
on Acquisitions and
Dispositions (a)
Employee Benefit
Settlement and
Severance Losses
(b)
U.S.
Retirement
Plans (c)
Tax Benefit on
Change in Health
Care Funding
Strategy (d)
Adjust
Income Tax
Rate (e)
Non-
GAAP
Basis
Nine Months 2012
Operating profit:
International
$
 148.1
 (2.9)
 3.1
 -
 -
 -
 148.3
North America
 25.5
 -
 -
 6.6
 -
 -
 32.1
Segment operating profit
 173.6
 (2.9)
 3.1
 6.6
 -
 -
180.4
Non-segment
 (67.6)
 (0.8)
 -
 36.7
 -
 -
 (31.7)
Operating profit
$
 106.0
 (3.7)
 3.1
 43.3
 -
 -
148.7

Amounts attributable to Brink’s:

Income from continuing operations
$
    61.0
       (0.5)
      2.2
   27.1
         (20.9)
  2.7
  71.6
Diluted EPS - continuing operations
      1.26
  (0.01)
 0.05
  0.56
 (0.43)
 0.06
  1.47
(a) To eliminate:
 • Gains related to the sale of investments in mutual fund securities ($1.9 million) in the first quarter and $0.5 million in the third quarter. Proceeds from the sales were used to fund the settlement of pension obligations related to our former Chief Executive Officer and Chief Administrative Officer.
 • Gains and losses related to business acquisitions and dispositions. A $0.9 million gain was recognized in the second quarter and a $0.1 million loss was recognized in the third quarter.
 • Third quarter gain on the sale of real estate in Venezuela ($7.2 million)
 • Third quarter impairment losses of $4.3 million on long-lived assets related to certain operations expected to be sold in the near term.
(b) To eliminate employee benefit settlement and acquisition-related severance losses (Mexico and Argentina). Employee termination benefits in Mexico are accounted for under FASB ASC Topic 715, Compensation - Retirement Benefits.
(c) To eliminate expenses related to U.S. retirement plans.
(d) To eliminate tax benefit related to change in retiree health care funding strategy.
(e) To adjust effective income tax rate in the interim period to be equal to the midpoint of the estimated range of the full-year non-GAAP effective income tax rate. The midpoint of the estimated range of the full-year non-GAAP effective tax rate for 2012 is 38.5%.
Amounts may not add due to rounding.

Non-GAAP Reconciliations -3Q11
GAAP Basis
Gains on
Acquisitions and
Dispositions (a)
Employee
Benefit
Settlement
Losses (c)
U.S. Retirement
Plans (d)
Adjust
Income Tax
Rate (e)
Non-GAAP
Basis
Third Quarter 2011
Operating profit:

International
$
  61.4
 -
 0.7
 -
 -
 62.1
North America
  8.7
 -
 -
 0.8
 -
 9.5
Segment operating profit
  70.1
 -
 0.7
 0.8
 -
 71.6
Non-segment
  (7.6)
 (9.3)
 -
 6.2
 -
 (10.7)
Operating profit
$
     62.5
 (9.3)
 0.7
 7.0
 -
 60.9
Amounts attributable to Brink’s:
Income from continuing operations
$
  31.5
 (6.6)
  0.5
 4.4
 (1.1)
         28.7
Diluted EPS - continuing operations
  0.66
 (0.14)
 0.01
 0.09
 (0.02)
 0.60
See footnotes on slide 22
Amounts may not add due to rounding.

Non-GAAP Reconciliations -3Q11YTD
GAAP
Basis
Gains on
Acquisitions and
Dispositions (a)
Belgium
Settlement
Charge (b)
Employee Benefit
Settlement Losses (c)
U.S.
Retirement
Plans (d)
Adjust
Income Tax
Rate (e)
Non-GAAP
Basis
Third Quarter 2011
Operating profit:

International
$
  132.8
 -
 10.1
 1.7
 -
 -
 144.6
North America
  25.9
 -
 -
 -
 2.3
 -
 28.2
Segment operating profit
  158.7
 -
 10.1
 1.7
 2.3
 -
 172.8
Non-segment
  (38.8)
 (9.7)
 -
 -
 18.6
 -
 (29.9)
Operating profit
$
     119.9
 (9.7)
 10.1
 1.7
 20.9
 -
 142.9
Amounts attributable to Brink’s:
Income from continuing operations
$
  55.7
 (9.6)
  6.4
           1.2
 13.2
  (2.4)
 64.5
Diluted EPS - continuing operations
  1.16
 (0.20)
 0.13
 0.02
 0.27
 (0.05)
 1.34
(a) To eliminate gain recognized on the sale of the U.S. Document Destruction business, gains on available-for sale equity and debt securities, gains related to acquisition of controlling interest in subsidiaries that were previously accounted for as equity or cost method investments, and gains on sales of former operating assets, as follows:
Amounts may not add due to rounding.

(b) To eliminate settlement charge related to exit of Belgium cash-in-transit business.
(c) To eliminate employee benefit settlement loss related to Mexico. Portions of Brink’s Mexican subsidiaries’ accrued employee termination benefit were paid in the second and third quarters of 2011. The employee termination benefit is accounted for under FASB ASC Topic 715, Compensation - Retirement Benefits.
 Accordingly, the severance payments resulted in settlement losses.
(c) To eliminate expenses related to U.S. retirement plans.
(d) To adjust effective income tax rate to be equal to the full-year 2011 non-GAAP effective income tax rate of 38.6%.
	Third Quarter 2011		Nine Months 2011
(In millions, except per share amounts)	Operating Profit	EPS	Operating Profit	EPS

Sale of U.S. Document Destruction business	$(6.7)	$(0.09)	$(6.7)	$(0.09)
Gains on available-for-sale equity and debt securities	-	-	-	(0.05)
Acquisition of controlling interests	(2.1)	(0.04)	(2.5)	(0.05)
Sale of former operating assets	(0.5)	(0.01)	(0.5)	(0.01)
	$(9.3)	$(0.14)	$(9.7)	$(0.20)

•To

(b) To eliminate settlement charge related to exit of Belgium cash-in-transit business.
(c) To eliminate employee benefit settlement loss related to Mexico. Portions of Brink’s Mexican subsidiaries’ accrued employee termination benefit were paid in the second and third quarters of 2011. The employee termination benefit is accounted for under FASB ASC Topic 715, Compensation -
 Retirement Benefits. Accordingly, the severance payments resulted in settlement losses.
(d) To eliminate the costs related to the retirement of the former CEO.
(e) To eliminate expenses related to U.S. retirement plans.

GAAP
Basis

Gains on
Acquisitions and
Asset Dispositions
(a)

Belgium
Settlement
Charge (b)

Mexico
Employee
Benefit
Settlement
Losses (c)

CEO
Retirement
Costs (d)

U.S.
Retirement
Plans (e)

Non-GAAP
Basis

Full Year 2011
Operating profit:

International
$
 199.7

 -

     10.1

      2.1

-

  -

      211.9

North America

 31.4

 -

  -

  -

-

     3.2

  34.6

Segment operating profit

 231.1

 -

  10.1

  2.1

-

         3.2

  246.5

Non-segment

 (59.8)

      (9.7)

  -

  -

4.1

  24.8

  (40.6)

Operating profit
$
 171.3

  (9.7)

  10.1

  2.1

4.1

  28.0

  205.9

Amounts attributable to Brink’s:

Income from continuing operations
$
  73.0

      (9.6)

     6.4

     1.5

2.6

  17.7

     91.6
Diluted EPS - continuing operations

 1.52

  (0.20)

  0.13

  0.03

0.05

  0.37

  1.90
Amounts may not foot due to rounding
(a) To eliminate gain recognized on the sale of the U.S. document destruction business, gains on available-for-sale equity and debt securities, gains related to acquisition of controlling interest in subsidiaries that were previously accounted for as equity or cost method investments, and gains on sales of former operating assets, as follows:
Non-GAAP Reconciliations - Full-Year 2011
	Full Year 2011
	Operating Profit	EPS
Sale of U.S. Document Destruction business	$(6.7)	(0.09)
Gains on available-for-sale equity and debt securities	-	(0.05)
Acquisition of controlling interests	(2.5)	(0.05)
Sale of former operating assets	(0.5)	(0.01)
	$(9.7)	(0.20)

Cash flows from operating activities - GAAP	$ 129.3	$ 170.0

Non-GAAP Reconciliations - Cash Flows
NON-GAAP CASH FLOWS FROM OPERATING ACTIVITIES - RECONCILED TO AMOUNTS REPORTED UNDER U.S. GAAP
	First Nine Months
	2012	2011

(Increase) Decrease in certain customer obligations (a)	(0.2)	8.0
Discontinued operations (b)	-	(1.4)

Cash flows from operating activities - Non-GAAP	$129.1	$176.6
(a) To eliminate the change in the balance of customer obligations related to cash received and processed in certain of our secure cash logistics operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources.
(b) To eliminate cash flows related to our discontinued operations.
Non-GAAP cash flows from operating activities are supplemental financial measures that are not required by, or presented in accordance with
GAAP. The purpose of the non-GAAP cash flows from operating activities is to report financial information excluding the impact of cash received and processed in certain of our secure cash logistics operations, without cash flows from discontinued operations.  We believe these measures are helpful in assessing cash flows from operations, enable period-to-period comparability and are useful in predicting future operating cash flows.
Non-GAAP cash flows from operating activities should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows.

NET DEBT RECONCILED TO GAAP		September 30,	December 31,
		2012	2011
Debt:
	$
Long-term		392.6	364.0

Cash and cash equivalents		202.7	182.9
Less amounts held by cash logistics operations (a)		(26.4)	(25.1)
Cash and cash equivalents available for general corporate purposes		176.3	157.8

Net Debt		$248.9	231.6
(a) Title to cash received and processed in certain of our secure cash logistics operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt.
Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP. Net Debt excluding cash and debt in Venezuelan operations was $284 million at September 30, 2012, and $242 million at December 31, 2011.
Non-GAAP Reconciliations - Net Debt